SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 30, 2013

AIR INDUSTRIES GROUP
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-29245	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

1479 North Clinton Avenue, Bay Shore, NY 11706
Address of principal executive offices

Registrant's telephone number: (631) 968-5000

Air Industries Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

On August 30, 2013, the registrant, Air Industries Group, Inc. (“Air Industries Delaware”), changed its state of incorporation from Delaware to Nevada as a result of a merger with and into its recently formed wholly-owned subsidiary, Air Industries Group, a Nevada corporation (“Air Industries Nevada”) and the surviving entity, pursuant to an Agreement and Plan of Merger attached hereto as Exhibit 2.1. The reincorporation was approved by the stockholders of the Air Industries Delaware at its 2013 Annual Meeting of Stockholders. Air Industries Nevada is deemed to be the successor issuer of Air Industries Delaware under Rule 12g-3 of the Securities Exchange Act of 1934, as amended.

The reincorporation did not result in any change in the NYSE MKT listing, CUSIP number, business, management, fiscal year, accounting, location of the registrant’s principal executive offices, directors or officers, or assets or liabilities, of the registrant. In addition, the registrant’s common stock will continue to trade on the NYSE MKT under the symbol “AIRI.” Stockholders are not required to exchange stock certificates for their shares of common stock in connection with the reincorporation since shares in Air Industries Nevada are deemed to represent an equal number of shares in Air Industries Delaware.

As of August 30, 2013, the effective date of the reincorporation, the rights of the registrant’s stockholders will be governed by Chapters 78 and 92A (concerning Mergers) of the Nevada Revised Statutes, the Articles of Incorporation of Air Industries Nevada attached hereto as Exhibit 3.1 and the By-Laws of Air Industries Nevada. attached hereto as Exhibit 3.4.

Additional information about the reincorporation and a comparison of the rights of stockholders of Air Industries Nevada and Air Industries Delaware can be found in the Air Industries Delaware Proxy Statement for the 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 18, 2013.

Item 3.03 Material Modification to Rights of Security Holders

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03. The Articles of Incorporation of Air Industries Nevada are attached hereto as Exhibit 3.1 and the By-Laws of Air Industries Nevada are attached hereto as Exhibit 3.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1    Agreement and Plan of Merger between Air Industries Group, Inc. and Air Industries Group.
3.1    Articles of Incorporation of Air Industries Group.
3.2    Articles of Merger filed with the Security of State of Nevada.
3.3    Certificate of Merger filed with the Secretary of State of Delaware.
3.4    By-Laws of Air Industries Group.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2013

AIR INDUSTRIES GROUP

By:	/s/ Peter D. Rettaliata
Peter D. Rettaliata
President and Chief Executive Officer